________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported)        December 9, 2003



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                     000-24971               95-4079863
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


________________________________________________________________________________

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.


Exhibit No.   Description of Document
-----------   -----------------------

   99.1       Press release dated December 9, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONTANGO OIL & GAS COMPANY



Date:  December 9, 2003               By:   /s/  KENNETH R. PEAK
                                            -----------------------------------
                                            Kenneth R. Peak
                                            Chairman and Chief Executive Officer


Date:  December 9, 2003               By:   /s/  LESIA BAUTINA
                                            -----------------------------------
                                            Lesia Bautina
                                            Vice President and Controller